Rydex ETF Trust

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

RYDEX ETF TRUST

Supplement dated May 7, 2013 to the Prospectuses (each, a “Prospectus” and together, the “Prospectuses”) and Statements of Additional Information (each, an “SAI” and together, the “SAIs”) dated February 28, 2013, as supplemented from time to time

This supplement provides new and additional information beyond that contained in each Prospectus and SAI related to the series of the Rydex ETF Trust (the “Trust”) and should be read in conjunction with each Prospectus and SAI.

Effective immediately, each Prospectus and SAI will be revised substantially as follows:

PROSPECTUSES

The section entitled “Calculating NAV” is deleted in its entirety and replaced with the following:

CALCULATING NAV

Each Fund calculates its net asset value per share (“NAV”) by:

•	taking the current market value of its total assets;
•	subtracting any liabilities; and
•	dividing that amount by the total number of shares owned by shareholders.

Each Fund calculates its NAV as of the regularly scheduled close of normal trading on the Exchange (normally, 4:00 p.m., Eastern Time) on each day the Exchange is open for business (a “Business Day”). The Exchange is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the Exchange closes early – such as on days in advance of holidays generally observed by the Exchange – a Fund will calculate its NAV as of the earlier closing time. For more information, please call 800.820.0888 or visit the Guggenheim Investments website – www.guggenheiminvestments.com.

When calculating the NAV, each Fund will value the portfolio securities and assets of the Fund for which market quotations are readily available at the current market price of those securities and assets.

For foreign securities and other assets that are priced in a currency other than U.S. dollars, a Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares.

If market prices are unavailable or the Advisor thinks that they are unreliable or a significant event has occurred, the Advisor prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Funds’ holdings can be found in the SAI.

ETF-SUP3-0513x0214

SAIs

The section entitled “Determination of Net Asset Value” is deleted in its entirety and replaced with the following:

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Calculating NAV.” The NAV of a Fund is calculated by dividing the market value of the Fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available, or which cannot be accurately valued with the established pricing procedures, the Fund will fair value those securities and assets.

Equity securities traded on a domestic securities exchange (including ETFs) are usually valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, the last current bid price is usually used. Over-the-counter (“OTC”) securities held by a Fund are typically valued at the NASDAQ Official Closing Price (“NOCP”) on the valuation date or, if no NOCP is reported, the last reported bid price is used, and quotations are typically taken from the market/exchange where the security is primarily traded. The portfolio securities of a Fund that are usually valued on multiple exchanges or markets are taken at the last sales price of such securities on the principal exchange or market on which they are traded.

A Fund may fair value an asset when a market quotation is not available or if it is believed that the valuation of an assets does not reflect the asset’s fair value. The Funds also may value their foreign securities at fair value when a significant event is deemed to have occurred. The Board has adopted fair valuation procedures for the Funds and has delegated responsibility for fair value determinations to the Valuation Committee, which consists of personnel of the Advisor and other committee members as designated by the Valuation Committee chair from time to time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.